INCOME TAXES	12 Months Ended
Mar. 31, 2011
Income Taxes
Income Tax Disclosure [Text Block]

5. INCOME TAXES

As of March 31, 2011, the Company had net operating loss carry forwards of approximately $24,886 that may be available to reduce future years’ taxable income through 2031. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The components of the deferred tax asset, the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are indicated below:

	For the Year Ended March 31, 2011	From January 19, 2010 (Inception) to March 31, 2010
Net operating loss	$17,639	$7.247
Statutory tax rate	34%	34%
Refundable federal income tax attributable to current operations	5,997	2,464
Change in valuation allowance	(5,997)	(2,464)
Net refundable amount	$-	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising the net deferred tax amount is:

	March 31, 2011	March 31, 2010
Deferred tax asset attributed to:
Net operating loss	$8,461	$2,464
Less, valuation allowance	(8,461)	(2,464)
Net deferred tax assets	$-	$-

The Company has provided a valuation allowance against its deferred tax assets given that it is in the exploration stage and there is substantial uncertainty as to the Company’s ability to realize future tax benefits through utilization of operating loss carry forwards.